UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2006

SBS Technologies, Inc.
(Exact name of registrant as specified in charter)

New Mexico (State or other jurisdiction of incorporation)	1-10981 (Commission File Number)	85-0359415 (I.R.S. Employer Identification No.)

7401 Snaproll NE
Albuquerque, New Mexico 87109
(Address of principal executive offices) (Zip code)

(505) 875-0600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 17, 2006, SBS Technologies, Inc. issued a press release reporting results of the second quarter of fiscal year 2006 ended December 31, 2005. A copy of the Registrant's press release containing this information is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1 *	Press release dated January 17, 2006.

* Provided in PDF format as a courtesy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS TECHNOLOGIES, INC.

	By:	/S/ James E. Dixon Jr.
James E. Dixon, Jr.
Executive Vice President, Chief Financial Officer, and Treasurer

Dated: January 17, 2006

EXHIBIT INDEX
Exhibit Number	Description

99.1 *	Press release dated January 17, 2006.

* Also provided in PDF format as a courtesy